EXHIBIT 99.1
                                 ------------

               Computational Materials filed on August 19, 2005
                                                             indx 05-ar18 2a2
loan age      No Pen     1yr Pen      2yr Pen     3yr Pen         meta vector
       1          17           5            5          10             10.8224
       2          18           6            6          10             11.2174
       3          20           6            6          10             11.6838
       4          22           7            7          10              12.312
       5          24           8            8          10             12.9402
       6          26           8            8          10             13.4066
       7          28           9            9          10             14.0348
       8          29           9            9          10              14.268
       9          30          10           10          10              14.663
      10          32          11           11          10             15.2912
      11          33          11           11          10             15.5244
      12          34          12           11          10             15.9014
      13          35          56           11          20             28.5108
      14          36          56           12          20              28.762
      15          37          56           12          20             28.9952
      16          38          56           14          20             29.2644
      17          39          56           18          20             29.5696
      18          40          45           23          20              28.311
      19          41          45           24          20             28.5622
      20          41          45           24          20             28.5622
      21          41          45           25          20             28.5802
      22          42          45           25          20             28.8134
      23          42          45           18          20             28.6874
      24          42          45           20          20             28.7234
      25          42          45           56          30             35.4204
      26          42          45           56          30             35.4204
      27          42          45           56          30             35.4204
      28          42          45           56          30             35.4204
      29          42          45           40          30             35.1324
      30          42          45           40          30             35.1324
      31          42          45           41          30             35.1504
      32          42          45           42          30             35.1684
      33          42          45           43          30             35.1864
      34          42          45           44          30             35.2044
      35          42          45           44          30             35.2044
      36          45          45           45          30              35.922
      37          45          45           45          56             51.6494
      38          45          45           45          56             51.6494
      39          45          45           45          56             51.6494
      40          45          45           45          56             51.6494
      41          45          45           45          56             51.6494
      42          45          45           45          45             44.9955
      43          45          45           45          45             44.9955
      44          45          45           45          45             44.9955
      45          45          45           45          45             44.9955
      46          45          45           45          45             44.9955
      47          45          45           45          45             44.9955
      48          45          45           45          45             44.9955
      49          45          45           45          45             44.9955
      50          45          45           45          45             44.9955
      51          45          45           45          45             44.9955
      52          45          45           45          45             44.9955
      53          45          45           45          45             44.9955
      54          45          45           45          45             44.9955
      55          45          45           45          45             44.9955
      56          45          45           45          45             44.9955
      57          45          45           45          45             44.9955
      58          45          45           45          45             44.9955
      59          45          45           45          45             44.9955
      60          60          60           50          60              59.814
      61          60          60           50          60              59.814
      62          60          60           50          60              59.814
      63          60          60           50          60              59.814
      64          60          60           50          60              59.814
      65          60          60           50          60              59.814
      66          35          35           35          35             34.9965
      67          60          35           35          60              55.949
      68          60          35           35          60              55.949
      69          60          35           35          60              55.949
      70          60          35           35          60              55.949
      71          60          35           35          60              55.949

      72          60          35           35          60              55.949
      73          35          35           35          35             34.9965
      74          35          35           35          35             34.9965
      75          35          35           35          35             34.9965
      76          35          35           35          35             34.9965
      77          35          35           35          35             34.9965
      78          35          35           35          35             34.9965
      79          35          35           35          35             34.9965
      80          35          35           35          35             34.9965
      81          35          35           35          35             34.9965
      82          35          35           35          35             34.9965
      83          35          35           35          35             34.9965
      84          35          35           35          35             34.9965
      85          35          35           35          35             34.9965
      86          35          35           35          35             34.9965
      87          35          35           35          35             34.9965
      88          35          35           35          35             34.9965
      89          35          35           35          35             34.9965
      90          35          35           35          35             34.9965
      91          35          35           35          35             34.9965
      92          35          35           35          35             34.9965
      93          35          35           35          35             34.9965
      94          35          35           35          35             34.9965
      95          35          35           35          35             34.9965
      96          35          35           35          35             34.9965
      97          35          35           35          35             34.9965
      98          35          35           35          35             34.9965
      99          35          35           35          35             34.9965
     100          35          35           35          35             34.9965
     101          35          35           35          35             34.9965
     102          35          35           35          35             34.9965
     103          35          35           35          35             34.9965
     104          35          35           35          35             34.9965
     105          35          35           35          35             34.9965
     106          35          35           35          35             34.9965
     107          35          35           35          35             34.9965
     108          35          35           35          35             34.9965
     109          35          35           35          35             34.9965
     110          35          35           35          35             34.9965
     111          35          35           35          35             34.9965
     112          35          35           35          35             34.9965
     113          35          35           35          35             34.9965
     114          35          35           35          35             34.9965
     115          35          35           35          35             34.9965
     116          35          35           35          35             34.9965
     117          35          35           35          35             34.9965
     118          35          35           35          35             34.9965
     119          35          35           35          35             34.9965
     120          35          35           35          35             34.9965
     121          35          35           35          35             34.9965
     122          35          35           35          35             34.9965
     123          35          35           35          35             34.9965
     124          35          35           35          35             34.9965
     125          35          35           35          35             34.9965
     126          35          35           35          35             34.9965
     127          35          35           35          35             34.9965
     128          35          35           35          35             34.9965
     129          35          35           35          35             34.9965
     130
     131
     132
     133
     134
     135
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

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



request - Price/Yield - 2A2


Coupon             4.4106            Dated             9/7/2005           Delay               0
Settle             9/7/2005          First Payment     10/25/2005


          Prepay  70 PricingSpeed   85 PricingSpeed 100 PricingSpeed  115 PricingSpeed  130 PricingSpeed                   No Pen
          100-00            4.451             4.451            4.451             4.451             4.451          Yield       17
          100-00               84                84               84                84                84    Disc Margin       18
          100-04            4.402             4.393            4.383             4.373             4.363          Yield       20
          100-04               79                78               77                76                75    Disc Margin       22
          100-08            4.353             4.335            4.316             4.296             4.276          Yield       24
          100-08               74                73               71                69                67    Disc Margin       26
          100-12            4.304             4.277            4.249             4.219             4.189          Yield       28
          100-12               70                67               64                61                58    Disc Margin       29
          100-16            4.255             4.220            4.182             4.142             4.102          Yield       30
          100-16               65                61               58                54                50    Disc Margin       32
          100-20            4.206             4.162            4.115             4.066             4.016          Yield       33
          100-20               60                56               51                46                41    Disc Margin       34
          100-24            4.158             4.105            4.049             3.989             3.929          Yield       35
          100-24               55                50               44                39                33    Disc Margin       36
          100-28            4.109             4.048            3.982             3.913             3.843          Yield       37
          100-28               50                44               38                31                24    Disc Margin       38
          101-00            4.061             3.991            3.916             3.836             3.757          Yield       39
          101-00               46                39               31                24                16    Disc Margin       40
          101-04            4.013             3.934            3.850             3.760             3.671          Yield       41
          101-04               41                33               25                16                 7    Disc Margin       41
          101-08            3.964             3.877            3.784             3.685             3.586          Yield       41
          101-08               36                28               18                 9                -1    Disc Margin       42
          101-12            3.916             3.820            3.718             3.609             3.500          Yield       42
          101-12               31                22               12                 1               -10    Disc Margin       42
          101-16            3.868             3.763            3.652             3.533             3.415          Yield       42
          101-16               27                16                5                -6               -18    Disc Margin       42
          101-20            3.820             3.707            3.586             3.458             3.330          Yield       42
          101-20               22                11               -1               -14               -26    Disc Margin       42
          101-24            3.773             3.651            3.521             3.383             3.245          Yield       42
          101-24               17                 5               -8               -21               -35    Disc Margin       42
          101-28            3.725             3.594            3.455             3.308             3.160          Yield       42
          101-28               13                 0              -14               -29               -43    Disc Margin       42
          102-00            3.677             3.538            3.390             3.233             3.075          Yield       42
          102-00                8                -6              -20               -36               -51    Disc Margin       42
                                                                                                                              42
             WAL             2.79              2.34             1.99              1.71              1.51                      45
Principal Window    Oct05 - Nov11     Oct05 - Jan11    Oct05 - Apr10     Oct05 - Aug09     Oct05 - Feb09                      45
                                                                                                                              45
LIBOR_1MO                    3.5706                                                                                           45
MTA_1YR                      2.865                                                                                            45
PREP TO CALL                                                                                                                  45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              45
                                                                                                                              60
                                                                                                                              60
                                                                                                                              60
                                                                                                                              60
                                                                                                                              60
                                                                                                                              60
                                                                                                                              60
                                                                                                                              60
                                                                                                                              60
                                                                                                                              60
                                                                                                                              60
                                                                                                                              60
                                                                                                                              60


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

request - Price/Yield - 2A2




Coupon               4.4106               Dated                9/7/2005             Delay                0
Settle               9/7/2005             First Payment        10/25/2005


          Prepay   70 PricingSpeed    85 PricingSpeed  100 PricingSpeed  115 PricingSpeed  130 PricingSpeed                1yr Pen
          100-00             4.451              4.451             4.451             4.451             4.451         Yield        5
          100-00                84                 84                84                84                84   Disc Margin        6
          100-04             4.405              4.395             4.387             4.378             4.369         Yield        6
          100-04                79                 79                78                77                76   Disc Margin        7
          100-08             4.359              4.340             4.323             4.305             4.287         Yield        8
          100-08                75                 73                71                70                68   Disc Margin        8
          100-12             4.313              4.284             4.259             4.232             4.205         Yield        9
          100-12                70                 68                65                62                60   Disc Margin        9
          100-16             4.267              4.229             4.195             4.159             4.123         Yield       10
          100-16                66                 62                59                55                52   Disc Margin       11
          100-20             4.221              4.174             4.132             4.086             4.041         Yield       11
          100-20                61                 57                53                48                44   Disc Margin       12
          100-24             4.175              4.119             4.068             4.014             3.960         Yield       56
          100-24                57                 51                46                41                36   Disc Margin       56
          100-28             4.129              4.064             4.005             3.942             3.879         Yield       56
          100-28                52                 46                40                34                28   Disc Margin       56
          101-00             4.084              4.009             3.942             3.870             3.798         Yield       56
          101-00                48                 41                34                27                20   Disc Margin       45
          101-04             4.038              3.954             3.878             3.798             3.717         Yield       45
          101-04                43                 35                28                20                12   Disc Margin       45
          101-08             3.993              3.899             3.816             3.726             3.636         Yield       45
          101-08                39                 30                22                13                 4   Disc Margin       45
          101-12             3.948              3.845             3.753             3.654             3.555         Yield       45
          101-12                35                 24                15                 6                -4   Disc Margin       45
          101-16             3.903              3.790             3.690             3.582             3.475         Yield       45
          101-16                30                 19                 9                -1               -12   Disc Margin       45
          101-20             3.857              3.736             3.627             3.511             3.395         Yield       45
          101-20                26                 14                 3                -8               -20   Disc Margin       45
          101-24             3.812              3.681             3.565             3.440             3.314         Yield       45
          101-24                21                  8                -3               -16               -28   Disc Margin       45
          101-28             3.768              3.627             3.503             3.368             3.234         Yield       45
          101-28                17                  3                -9               -23               -36   Disc Margin       45
          102-00             3.723              3.573             3.440             3.297             3.155         Yield       45
          102-00                12                 -2               -15               -30               -44   Disc Margin       45
                                                                                                                                45
             WAL              2.98               2.43              2.08              1.81              1.60                     45
Principal Window     Oct05 - Sep12      Oct05 - Dec10     Oct05 - Apr10     Oct05 - Jul09     Oct05 - Dec08                     45
                                                                                                                                45
LIBOR_1MO                     3.5706                                                                                            45
MTA_1YR                       2.865                                                                                             45
PREP TO CALL                                                                                                                    45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                60
                                                                                                                                60
                                                                                                                                60
                                                                                                                                60
                                                                                                                                60
                                                                                                                                60
                                                                                                                                35


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                   request - Price/Yield - 2A2


Coupon                  4.4106                 Dated                   9/7/2005                Delay                  0
Settle                  9/7/2005               First Payment           10/25/2005


           Price  70 PricingSpeed   85 PricingSpeed  100 PricingSpeed  115 PricingSpeed   130 PricingSpeed                 2yr Pen
          100-00            4.451             4.451             4.451             4.451              4.451         Yield         5
          100-00               84                84                84                84                 84   Disc Margin         6
          100-04            4.412             4.407             4.401             4.396              4.391         Yield         6
          100-04               80                80                79                79                 78   Disc Margin         7
          100-08            4.373             4.362             4.352             4.342              4.332         Yield         8
          100-08               76                75                74                73                 72   Disc Margin         8
          100-12            4.335             4.318             4.302             4.287              4.272         Yield         9
          100-12               73                71                69                68                 66   Disc Margin         9
          100-16            4.296             4.274             4.253             4.233              4.213         Yield        10
          100-16               69                67                65                63                 61   Disc Margin        11
          100-20            4.257             4.230             4.204             4.179              4.153         Yield        11
          100-20               65                62                60                57                 55   Disc Margin        11
          100-24            4.219             4.186             4.155             4.125              4.094         Yield        11
          100-24               61                58                55                52                 49   Disc Margin        12
          100-28            4.180             4.142             4.106             4.071              4.035         Yield        12
          100-28               57                54                50                47                 43   Disc Margin        14
          101-00            4.142             4.099             4.057             4.017              3.976         Yield        18
          101-00               54                49                45                41                 37   Disc Margin        23
          101-04            4.104             4.055             4.008             3.963              3.917         Yield        24
          101-04               50                45                40                36                 32   Disc Margin        24
          101-08            4.065             4.011             3.959             3.909              3.858         Yield        25
          101-08               46                41                36                31                 26   Disc Margin        25
          101-12            4.027             3.968             3.910             3.856              3.800         Yield        18
          101-12               42                37                31                25                 20   Disc Margin        20
          101-16            3.989             3.925             3.862             3.802              3.741         Yield        56
          101-16               39                32                26                20                 14   Disc Margin        56
          101-20            3.951             3.881             3.813             3.749              3.683         Yield        56
          101-20               35                28                21                15                  8   Disc Margin        56
          101-24            3.913             3.838             3.765             3.695              3.624         Yield        40
          101-24               31                24                17                10                  3   Disc Margin        40
          101-28            3.875             3.795             3.716             3.642              3.566         Yield        41
          101-28               27                19                12                 4                 -3   Disc Margin        42
          102-00            3.838             3.752             3.668             3.589              3.508         Yield        43
          102-00               24                15                 7                -1                 -9   Disc Margin        44
                                                                                                                                44
             WAL             3.57              3.09              2.73              2.46               2.23                      45
Principal Window    Oct05 - Oct12     Oct05 - Sep11     Oct05 - Nov10     Oct05 - Apr10      Oct05 - Sep09                      45
                                                                                                                                45
       LIBOR_1MO            3.5706                                                                                              45
         MTA_1YR            2.865                                                                                               45
    PREP TO CALL                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                50
                                                                                                                                50
                                                                                                                                50
                                                                                                                                50
                                                                                                                                50


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.







4.4106                  Dated                 9/7/2005              Delay                  0
9/7/2005                First Payment         10/25/2005

           Price   70 PricingSpeed   85 PricingSpeed  100 PricingSpeed   115 PricingSpeed  30 PricingSpeed                 3yr Pen
          100-00             4.451             4.451             4.451              4.451            4.451         Yield        10
          100-00                84                84                84                 84               84   Disc Margin        10
          100-04             4.413             4.408             4.404              4.400            4.395         Yield        10
          100-04                80                80                79                 79               79   Disc Margin        10
          100-08             4.375             4.366             4.357              4.349            4.340         Yield        10
          100-08                77                76                75                 74               73   Disc Margin        10
          100-12             4.338             4.324             4.310              4.297            4.284         Yield        10
          100-12                73                71                70                 69               68   Disc Margin        10
          100-16             4.300             4.281             4.263              4.247            4.229         Yield        10
          100-16                69                67                66                 64               62   Disc Margin        10
          100-20             4.263             4.239             4.217              4.196            4.174         Yield        10
          100-20                66                63                61                 59               57   Disc Margin        10
          100-24             4.225             4.197             4.170              4.145            4.119         Yield        20
          100-24                62                59                56                 54               51   Disc Margin        20
          100-28             4.188             4.155             4.124              4.094            4.063         Yield        20
          100-28                58                55                52                 49               46   Disc Margin        20
          101-00             4.151             4.113             4.077              4.044            4.009         Yield        20
          101-00                54                51                47                 44               41   Disc Margin        20
          101-04             4.113             4.071             4.031              3.993            3.954         Yield        20
          101-04                51                47                43                 39               35   Disc Margin        20
          101-08             4.076             4.029             3.985              3.943            3.899         Yield        20
          101-08                47                43                38                 34               30   Disc Margin        20
          101-12             4.039             3.988             3.939              3.892            3.844         Yield        20
          101-12                44                38                34                 29               24   Disc Margin        20
          101-16             4.002             3.946             3.892              3.842            3.790         Yield        30
          101-16                40                34                29                 24               19   Disc Margin        30
          101-20             3.965             3.904             3.846              3.792            3.735         Yield        30
          101-20                36                30                25                 19               14   Disc Margin        30
          101-24             3.928             3.863             3.801              3.742            3.681         Yield        30
          101-24                33                26                20                 14                8   Disc Margin        30
          101-28             3.891             3.821             3.755              3.692            3.627         Yield        30
          101-28                29                22                16                  9                3   Disc Margin        30
          102-00             3.854             3.780             3.709              3.642            3.573         Yield        30
          102-00                25                18                11                  4               -2   Disc Margin        30
                                                                                                                                30
             WAL              3.67              3.23              2.89               2.63             2.41                      30
Principal Window     Oct05 - Jul12     Oct05 - Aug11     Oct05 - Dec10      Oct05 - Jul10    Oct05 - Jan10                      56
                                                                                                                                56
       LIBOR_1MO            3.5706                                                                                              56
         MTA_1YR             2.865                                                                                              56
    PREP TO CALL                                                                                                                56
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                45
                                                                                                                                60
                                                                                                                                60
                                                                                                                                60
                                                                                                                                60
                                                                                                                                60
                                                                                                                                60



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

request - Price/Yield - 2A2


Coupon                    4.4106                 Dated                  9/7/2005               Delay                  0
Settle                    9/7/2005               First Payment          10/25/2005


Price             70 PricingSpeed   85 PricingSpeed  100 PricingSpeed   115 PricingSpeed  130 PricingSpeed                 3yr Pen
          100-00            4.451             4.451             4.451              4.451             4.451         Yield   10.8224
          100-00               84                84                84                 84                84   Disc Margin   11.2174
          100-04            4.411             4.404             4.398              4.392             4.386         Yield   11.6838
          100-04               80                79                79                 78                78   Disc Margin   12.3120
          100-08            4.370             4.357             4.345              4.333             4.321         Yield   12.9402
          100-08               76                75                74                 72                71   Disc Margin   13.4066
          100-12            4.330             4.310             4.292              4.275             4.257         Yield   14.0348
          100-12               72                70                68                 67                65   Disc Margin   14.2680
          100-16            4.290             4.263             4.239              4.216             4.192         Yield   14.6630
          100-16               68                66                63                 61                59   Disc Margin   15.2912
          100-20            4.250             4.216             4.187              4.158             4.128         Yield   15.5244
          100-20               64                61                58                 55                52   Disc Margin   15.9014
          100-24            4.210             4.169             4.134              4.100             4.064         Yield   28.5108
          100-24               60                56                53                 49                46   Disc Margin   28.7620
          100-28            4.170             4.123             4.082              4.042             4.000         Yield   28.9952
          100-28               56                52                48                 44                40   Disc Margin   29.2644
          101-00            4.130             4.076             4.030              3.984             3.936         Yield   29.5696
          101-00               52                47                43                 38                33   Disc Margin   28.3110
          101-04            4.091             4.030             3.977              3.926             3.872         Yield   28.5622
          101-04               49                43                37                 32                27   Disc Margin   28.5622
          101-08            4.051             3.984             3.925              3.868             3.809         Yield   28.5802
          101-08               45                38                32                 27                21   Disc Margin   28.8134
          101-12            4.011             3.937             3.873              3.810             3.745         Yield   28.6874
          101-12               41                34                27                 21                15   Disc Margin   28.7234
          101-16            3.972             3.891             3.821              3.753             3.682         Yield   35.4204
          101-16               37                29                22                 15                 8   Disc Margin   35.4204
          101-20            3.932             3.845             3.770              3.695             3.618         Yield   35.4204
          101-20               33                24                17                 10                 2   Disc Margin   35.4204
          101-24            3.893             3.799             3.718              3.638             3.555         Yield   35.1324
          101-24               29                20                12                  4                -4   Disc Margin   35.1324
          101-28            3.854             3.753             3.666              3.581             3.492         Yield   35.1504
          101-28               25                15                 7                 -2               -10   Disc Margin   35.1684
          102-00            3.815             3.707             3.615              3.524             3.429         Yield   35.1864
          102-00               21                11                 2                 -7               -17   Disc Margin   35.2044
                                                                                                                           35.2044
             WAL             3.44              2.90              2.55               2.28              2.06                 35.9220
Principal Window    Oct05 - Feb13     Oct05 - Jun11     Oct05 - Oct10      Oct05 - Apr10     Oct05 - Sep09                 51.6494
                                                                                                                           51.6494
LIBOR_1MO                    3.5706                                                                                        51.6494
MTA_1YR                      2.865                                                                                         51.6494
PREP TO CALL                                                                                                               51.6494
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           44.9955
                                                                                                                           59.8140
                                                                                                                           59.8140
                                                                                                                           59.8140
                                                                                                                           59.8140
                                                                                                                           59.8140
                                                                                                                           59.8140
                                                                                                                           34.9965
                                                                                                                           55.9490
                                                                                                                           55.9490
                                                                                                                           55.9490
                                                                                                                           55.9490
                                                                                                                           55.9490
                                                                                                                           55.9490
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965
                                                                                                                           34.9965



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.